UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒ Filed by a Party Other Than the Registrant ☐
Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pfizer Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

www.investorvote.com/PFE Step 1: Go to www.investorvote.com/PFE. Step 2: Click on the icon on the right to view proxy materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/PFE or scan the QR code. Annual Meeting Notice 03RKHD + + Important Notice Regarding the Availability of Proxy Materials for the Pfizer Inc. 2023 Annual Meeting of Shareholders to be held on April 27, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2023 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a printed copy of the proxy materials. The 2023 Annual Meeting will be held in a virtual meeting format only. The items to be voted on and the virtual meeting information are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. These proxy materials are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a printed copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 12, 2023 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. AT THE VIRTUAL MEETING To access the virtual Annual Meeting, please visit www.meetnow.global/MAGVNLW

Here’s how to request a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PFE. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Pfizer Inc” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 12, 2023. The 2023 Annual Meeting of Pfizer Inc. Shareholders Thursday, April 27, 2023 at 9:00 a.m., Eastern Daylight Time. To access the virtual Annual Meeting, please visit www.meetnow.global/MAGVNLW. You will need to provide your control number which appears in the upper shaded bar located on the reverse side of this form. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. The proposals to be voted on at the meeting, and the recommendations of the Board of Directors, are listed below. The Board of Directors recommends a vote “FOR” PROPOSALS 1-3 AND “1 YEAR”for Proposal 4: 1. Election of Directors: Ronald E. Blaylock, Albert Bourla, Susan Desmond-Hellmann, Joseph J. Echevarria, Scott Gottlieb, Helen H. Hobbs, Susan Hockfield, Dan R. Littman, Shantanu Narayen, Suzanne Nora Johnson, James Quincey, James C. Smith 2. Ratify the selection of KPMG LLP as our independent registered public accounting firm for 2023 3. 2023 advisory approval of executive compensation 4. Advisory vote on frequency of future advisory votes to approve executive compensation The Board of Directors recommends a vote “AGAINST” the following proposals: 5. Shareholder proposal regarding ratification of termination pay 6. Shareholder proposal regarding independent board chairman policy 7. Shareholder proposal regarding transfer of intellectual property to potential COVID-19 manufacturers feasibility report 8. Shareholder proposal regarding impact of extended patent exclusivities on product access report 9. Shareholder proposal regarding political contributions congruency report Annual Meeting Notice